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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Enhance Financial Services Group Inc. 1997 Long-Term Incentive Plan for Key Employees of our report, dated March 3, 1997, appearing in the Annual Report on Form 10-K of Enhance Financial Services Group Inc. for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP

New York, New York
December 17, 1997